UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 18, 2006

                                 ROO GROUP, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                   000-25659             11-3447894
           --------                   ---------             ----------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
      of incorporation)                                 Identification No.)

                228 EAST 45TH STREET 8TH FLOOR NEW YORK, NY 10017
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (646) 352-0260

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.


On August 18, 2006, the Company entered into a Common Stock Purchase Agreement pursuant to which the Company sold an aggregate of $5,506,250 of shares of common stock and warrants to accredited investors, a number of which are existing shareholders of the Company. The offering closed on August 23, 2006. The shares of common stock were sold at a price of $1.25 per share. Each investor will be issued warrants to purchase a number of shares of common stock equal to 50% of the number of shares of common stock purchased. The warrants have an exercise price of $2.00 per share and a term of five years. At any time at which the market price of the Company's Common Stock exceeds $5.00, the Company may elect to call the warrants provided that the shares underlying such warrants are registered pursuant to a registration statement. The transaction was exempt from registration requirements pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended.

The Company agreed to prepare and file a registration statement with the Securities and Exchange Commission registering the resale of the shares of common stock sold in the private placement on or prior to 30 days following the closing date. If the registration statement is not filed within such time or if the registration statement is not declared effective within 120 days following the closing date, the Company must pay liquidated damages to the investors equal to 1% of the dollar amount of their investment for each calendar month or portion thereof that the registration statement is not filed or declared effective.

Savvian LLC ("Savvian"), Burnham Hill Partners, a division of Pali Capital, Inc. ("Burnham Hill") and Brimberg & Co. financial advisors ("Brimberg"), registered broker-dealers, acted as placement agents for the sale of the Company's common stock. In connection with the closing, the Company paid the placement agents a cash fee equal to 6% of the gross proceeds. In addition, the Company is required to issue the placement agents an aggregate of 820,672 warrants to purchase shares of common stock with an exercise price of $1.25 per share exercisable for a period of five years.



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

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (C)   EXHIBITS.

EXHIBIT
NUMBER            DESCRIPTION
--------------------------------------------------------------------------------
4.1               Form of Warrant
10.1              Securities Purchase Agreement dated August 18, 2006 among ROO
                  Group, Inc. and the purchasers listed on Exhibit A thereto
10.2              Escrow Agreement dated August 18, 2006 among ROO Group, Inc., the purchasers signatory thereto, Savvian LLC and Sichenzia
                  Ross Friedman Ference LLP




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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ROO GROUP, INC.


Date: August 24, 2006                                /s/Robert Petty
                                                     -----------------------
                                                     Robert Petty
                                                     Chief Executive Officer





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